UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2011
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On April 22, 2011, Cerner Corporation (the “Company”) announced that Michael G. Valentine, Executive Vice President and Chief Operating Officer of the Company, has resigned effective May 13, 2011. Michael R. Nill, the Company’s Executive Vice President and Chief Engineering Officer, has been appointed Chief Operating Officer effective immediately.
The information regarding Mr. Nill required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K is incorporated herein by reference to the Company’s Annual Report on Form 10-K filed on February 16, 2011 with the Securities and Exchange Commission and definitive proxy statement filed April 19, 2011 with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure
A copy of the Company’s press release issued April 22, 2011, is furnished herewith as Exhibit 99.1 and is attached hereto.
Exhibits

Item 9.01	Financial Statements and Exhibits.
Exhibits
(d) Exhibits

99.1	Press Release of Cerner Corporation dated April 22, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: April 22, 2011	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Cerner Corporation dated April 22, 2011.